FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of May 17, 2005, to the Credit Agreement referenced below, is by and among CACI INTERNATIONAL INC, a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a $550 million credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented and extended, the “Credit Agreement”) dated as of May 3, 2004 among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, the Borrower desires to refinance and replace the Term Loan outstanding under the Credit Agreement with a new class of term loan under the Credit Agreement in an aggregate principal amount of $346,500,000, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term Loan, as set forth in the Loan Documents, except as such terms are amended hereby;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below;

WHEREAS, the requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below and have authorized and directed the Administrative Agent to enter into this Amendment on their behalf; and

WHEREAS, the Administrative Agent has entered into this Amendment on behalf of itself and the Lenders.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.         Amendments. The Credit Agreement is amended in the following respects:

(a)        In Section 1.01 the following definitions are amended in their entirety or added to read as follows:

 “Additional Term B-2 Commitment” means, as to each Term B-2 Lender, the commitment of such Lender to make Additional Term B-2 Loans on the Term B-2 Facility Effective Date in an amount in Dollars set forth next to the name of such Lender on Schedule 2.01 under the caption “Additional Term B-2 Commitment”. A Term B-1 Lender may hold an Additional Term B-2 Commitment.

“Additional Term B-2 Loan” means the term loan made pursuant to Section 2.01(a)(ii) of this Agreement on the Term B-2 Facility Effective Date.

"Swing Line Sublimit" means an amount equal to the lesser of (a) $40 million and (b) the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Term B-1 Lender” means each Lender with a Term B-1 Loan immediately prior to the Term B-2 Facility Effective Date.

“Term B-1 Loan” means a term loan outstanding under the Credit Agreement immediately prior to the Term B-2 Facility Effective Date.

“Term B-2 Loan Commitment” means (i) as to each Term B-1 Lender, the commitment of such Lender to exchange its Term B-1 Loan for a like principal amount in Dollars of a Term B-2 Loan on the Term B-2 Facility Effective Date in an amount in Dollars set forth next to the name of such Lender on Schedule 2.01 under the caption “Term B-2 Commitment” and (ii) as to each Term B-2 Lender, the Additional Term B-2 Loan Commitment of such Lender.

“Term B-2 Facility Effective Date” means May 18, 2005.

“Term B-2 Loan” means a term loan in Dollars made pursuant to Section 2.01(a)(ii) or deemed made pursuant to Section 2.01(a)(i).

(b)        The definitions of “Term Lender”, “Term Loan” and “Term Loan Commitment” are deleted.

(c)        Each reference in the Credit Agreement to “Term Lender”, “Term Loan”, “Term Loan Commitment” or “Term Note” is amended to read “Term B-2 Lender”, “Term B-2 Loan”, “Term B-2 Loan Commitment” and “Term B-2 Note”, respectively.

(d)        In the definition of “Applicable Rate” in Section 1.01, the pricing grid is amended to read as follows:

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letters of Credit	Eurodollar Rate Loans		Base Rate Loans
				Revolving Loans	Term B-2 Loan	Revolving Loans	Term B-2 Loan

I	> 3.0:1.0	0.500%	2.00%	2.00%	1.50%	0.50%	0.00%
II	> 2.5:1.0 but <3.0:1.0	0.375%	1.75%	1.75%	1.50%	0.25%	0.00%
III	> 2.0:1.0 but <2.5:1.0	0.375%	1.50%	1.50%	1.50%	0.00%	0.00%
IV	> 1.5:1.0 but <2.0:1.0	0.300%	1.25%	1.25%	1.50%	0.00%	0.00%
V	< 1.5:1.0	0.300%	1.00%	1.00%	1.50%	0.00%	0.00%

(e)        In Section 2.01(a)(ii), the reference to “FIFTY MILLION DOLLARS ($50,000,000)” is amended to read “ONE HUNDRED MILLION DOLLARS ($100,000,000)”.

(f)        Section 2.01(b) is amended to read in full as follows:

(i)        Exchange. Subject to the terms and conditions hereof, each Term B-1 Lender with a Term B-2 Commitment severally agrees to exchange its Term B-1 Loans for a like principal amount in Dollars of Term B-2 Loans on the Term B-2 Facility Effective Date, and from and after the Term B-2 Facility Effective Date such Term B-1 Loan shall be deemed refinanced in full and such Term B-2 Loans shall be deemed made hereunder.

(ii)       Additional Term B-2 Loans. Subject to the terms and conditions set forth herein, each Term B-2 Lender with an Additional Term B-2 Commitment severally agrees to make its portion of a term loan to the Borrower in Dollars in a single advance on the Term B-2 Facility Effective Date in an amount equal to such Lender’s Additional Term B-2 Commitment.

(iii)      Application of Proceeds of Term B-2 Loans. The Borrower shall refinance all Term B-1 Loans of Term B-1 Lenders that do not have a Term B-2 Commitment on the Term B-2 Facility Effective Date with the gross proceeds of the Additional Term B-2 Loans. The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Additional Term B-2 Loans to refinance and replace the Term B-1 Loans of Term B-1 Lenders that do not have a Term B-2 Commitment on the Term B-2 Facility Effective Date.

(iv)      Accrued Interest. On the Term B-2 Facility Effective Date the Borrower shall pay all accrued and unpaid interest on the Term B-1 Loan to the Term B-1 Lenders; provided, however, it is understood that the existing Interest Periods of the Term B-1 Loans prior to the Term B-2 Facility Effective Date shall continue on and after the Term B-2 Facility Effective Date and shall accrue interest at the Applicable Margin in effect on and after the Term B-2 Facility Effective Date.

(v)       General. Amounts repaid on the Term B-2 Loan may not be reborrowed. The Term B-2 Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(g)        Section 7.16 is amended to read as follows:

By June 1, 2005, the Borrower shall have entered into interest rate protection agreements protecting against fluctuations in interest rates as to which the material terms are reasonably satisfactory to the Administrative Agent, which agreements shall provide coverage in an amount equal to at least fifty percent (50%) of the outstanding principal amount of the Term B-2 Loan and for a duration reasonably satisfactory to the Administrative Agent.

(h)        Schedule 2.01 to the Credit Agreement is amended and replaced in its entirety with Schedule 2.01 attached hereto.

(i)         Exhibit 2.11(c) is amended and replaced in its entirety with Exhibit 2.11(c) attached hereto.

3.        No Novation. As set forth in Section 2.01(b)(ii) of Credit Agreement as amended by this Amendment, each Term Lender with a Term B-2 Loan Commitment shall be deemed, upon the Term B-2 Facility Effective Date, to have exchanged its Term B-1 Loan Commitment and Term B-1 Loan for a Term B-2 Commitment and Term B-2 Loan in the same aggregate principal amount as such Lender’s outstanding Term B-1 Loan as in effect immediately prior to the Term B-2 Facility Effective Date. Notwithstanding anything in this Amendment or anything else to the contrary, the Term B-2 Commitment and Term B-2 Loan amend and restate in their entirety, and are not in payment or satisfaction of, the Term B-1 Loan Commitment and the Term B-1 Loan and there is no novation of the Term B-1 Loan Commitment or the Term B-1 Loan.

4.        Conditions Precedent. This Amendment shall be effective as of the date set forth above upon satisfaction of each of the following conditions precedent:

(a)        receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Administrative Agent;

(b)        receipt by the Administrative Agent of counterparts of a consent substantially in the form of Exhibit 1 hereto from (i) the Required Lenders and (ii) each Term B-1 Lender, or in lieu of one or more Term B-1 Lenders, one or more Term B-2 Lenders providing Additional Term B-2 Commitments in an amount sufficient to refinance all of the principal of the Term B-1 Loans owed to such non-consenting Term B-1 Lenders;

(c)        receipt by the Administrative Agent of a Term B-2 Note for each Term B-2 Lender that has requested a Term B-2 Note, each dated as of the Term B-2 Facility Effective Date and executed by the Borrower;

(d)        receipt by the Administrative Agent of a legal opinion of counsel for the Loan Parties addressed to the Administrative Agent and the Lenders, dated as of the Term B-2 Facility Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

(e)        receipt by the Administrative Agent of (i) resolutions of the board of directors (or its equivalent) of each Loan Party approving the Loan Documents and authorizing the execution, delivery and performance thereof, in each case certified by a secretary or assistance secretary of such Loan Party to be true and correct as of the Term B-2 Facility Effective Date and (ii) an incumbency certificate of a secretary or assistance secretary of each Loan Party dated as of the Term B-2 Facility Effective Date evidencing the identity and capacity of each officer of such Loan Party authorized to execute this Amendment on behalf of such Loan Party.

5.         No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

6.         Amendment is a “Loan Document”; Reaffirmation of Representations and Warranties. This Amendment is a “Loan Document”. Each Loan Party represents and warrants that, after giving effect to this Amendment, each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

7.         Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8.         Reaffirmation of Guaranty. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Agreement or the other Loan Documents.

9.         Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original and shall constitute a representation that an original shall be delivered.

10.       Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

CHAR1\820409v4

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:  CACI INTERNATIONAL INC, a Delaware corporation

By:
Name: Stephen L. Waechter
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:          CACI PRODUCTS COMPANY, a Delaware corporation
CACI PRODUCTS COMPANY CALIFORNIA, a California corporation
CACI, INC. - FEDERAL, a Delaware corporation
CACI, INC. - COMMERCIAL, a Delaware corporation
AUTOMATED SCIENCES GROUP, INC., a Delaware corporation
CACI TECHNOLOGIES, INC., a Virginia corporation
CACI DYNAMIC SYSTEMS, INC., a Virginia corporation
CACI PREMIER TECHNOLOGY, INC., a Delaware corporation
CACI MTL SYSTEMS, INC., a Delaware corporation
CACI SYSTEMS, INC., a Virginia corporation
SYSTEMS INTEGRATION & RESEARCH, INC., a Virginia corporation
CACI-CMS INFORMATION SYSTEMS, INC., a Virginia corporation
CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation
R.M. VREDENBURG & CO., a Virginia corporation

By:
Name: Stephen L. Waechter
Title: Executive Vice President and Chief Financial Officer of each Guarantor

ADMINISTRATIVE
AGENT: BANK OF AMERICA, N.A., as Administrative Agent for and on behalf of the Lenders

By:
Name: Kristine D. Thennes
Title: Vice President